SUPPLEMENT DATED JUNE 30, 2009
TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2009

This supplement revises the Pacific Select Fund (fund) prospectus dated May 1, 2009 (Prospectus). The changes within this supplement are currently in effect, except as otherwise noted. This supplement must be preceded or accompanied by the fund Prospectus. Remember to review the Prospectus for other important information.

 ABOUT THE PORTFOLIOS

The second sentence in the second paragraph of the Main investments section for the Short Duration Bond Portfolio, on page 18 of the Prospectus, regarding foreign securities, is deleted. Accordingly, the foreign investments and currency risk bullet is deleted, since it is no longer a principal risk.

The Main investments section for the Main Street Core Portfolio, on page 31 of the Prospectus, has been changed to reflect the new management team’s investment selection process, and as such, is deleted and replaced with the following:

Main investments — invests in equity securities of companies of different capitalization ranges, with a focus on U.S. companies with large market capitalizations. It may invest in medium and small companies and in companies located outside the U.S., including emerging market countries, and in American Depositary Receipts (ADRs).

The manager uses fundamental research and quantitative models to select securities for the portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses:

•	a fundamental approach in analyzing issuers on factors such as a company’s financial performance and prospects, position in the industry, and strength of business model and management. The manager may also consider an industry’s outlook, market trends and general economic conditions.

•	quantitative models to rank securities within each sector to identify potential buy and sell candidates for further fundamental analysis. A number of company-specific factors are analyzed in constructing the models, including valuation, fundamentals and momentum.

Portfolio Construction — the portfolio is constructed and regularly monitored based upon several analytical tools, including quantitative investment models.

The manager seeks to maintain a broadly diversified portfolio across all major economic sectors by applying investment parameters for both sector and position size. The manager will consider selling securities when:

•	the stock price is approaching a target price set by the manager;

•	the company’s competitive position deteriorates;

•	the manager is not confident about the company’s management or decisions; or

•	the manager has identified alternative investment opportunities it believes are more attractive.

The portfolio invests principally in common stock. It may also invest in other equity securities or equivalents, such as preferred stock, convertible stock and in fixed income securities that can be converted into equity securities. In addition the portfolio may invest in debt securities, such as bonds and debentures, and in issuers in foreign countries (including emerging market countries) but does not currently emphasize these investments.

The manager may also invest in derivatives (such as options and futures contracts) to try to increase returns, to try to gain access to a market, to try to hedge against a change in interest rates or market declines or to otherwise help achieve the portfolio’s investment goal. The manager may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates. The portfolio may engage in active securities lending.

In the Main investments section for the Mid-Cap Growth Portfolio, on page 33 of the Prospectus, the first paragraph is deleted and replaced with the following:

Main investments — invests at least 80% of its assets in common stocks and other equity securities of companies with medium market capitalization that the portfolio manager believes have above-average growth potential. The manager generally considers a company to be a mid-capitalization company if the company has a market capitalization range within the Russell Midcap Growth Index. As of May 31, 2009, the market capitalization range for the Russell Midcap Growth Index was approximately $103 million to $16.4 billion.

 RISKS AND SPECIAL CONSIDERATIONS

In the Risks and Risk Definitions section, within the Portfolio managers’ investment techniques and strategies are discretionary sub-section, on page 49 of the Prospectus, the following is added into the third paragraph:

Many of the benchmark indexes that are used to give you an idea of the capitalization range for the size of companies that a portfolio may invest in are periodically reconstituted by the index provider. When this is done, it is possible that a portfolio may hold a significant number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index.

 ABOUT THE MANAGERS

The manager description and biographical information, on page 65 of the Prospectus, regarding Highland Capital Management, L.P. for the Floating Rate Loan Portfolio, is deleted and replaced with the following:

Highland Capital Management, L.P./Highland Funds Asset Management, L.P.

13455 Noel Road, Suite 900, Dallas, Texas 75240

The manager of the Floating Rate Loan Portfolio is expected to change during the third quarter of 2009 from Highland Capital Management, L.P. (Highland Capital) to Highland Funds Asset Management, L.P. (Highland), a recently-formed registered investment adviser. This change results from an internal reorganization in which responsibility for managing registered investment company (i.e., mutual, interval and closed-end funds) and certain other retail pooled assets will be moved from Highland Capital to Highland. The Board considered and approved this change as it relates to the Floating Rate Loan Portfolio at an in-person meeting on June 23, 2009.

Highland has the same control ownership structure as Highland Capital and the two entities are affiliates of one another. Highland Capital is controlled by James Dondero and Mark Okada by virtue of their respective share ownership and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Highland is controlled by James Dondero and Mark Okada by virtue of their respective share ownership and its general partner, Strand Advisors XVI, Inc., of which Mr. Dondero is the sole stockholder. Highland will manage leveraged loans, high yield bonds, equities, and other assets for investment companies and other pooled investment vehicles. As of March 31, 2009, Highland Capital’s total assets under management (including assets expected to be managed by Highland) were approximately $26.9 billion. When the change occurs, all references throughout the Prospectus to Highland Capital Management, L.P. (Highland Capital) will be replaced with Highland Funds Asset Management, L.P. (Highland).

FLOATING RATE LOAN PORTFOLIO

R. Joseph Dougherty, CFA, CPA (Since inception/2007)	Executive vice president and team leader of Highland since 2009. Team leader of Highland Capital since 2002. Mr. Dougherty also serves as trustee of Highland’s NYSE-listed fund and its other 1940 Act registered funds. He has over 11 years of investment experience and has been a portfolio manager for over 7 years. He has a BS from Villanova University and an MBA from Southern Methodist University.

Brad Borud (Since 2008)	Senior trader and chief investment officer of Highland since 2009, and senior trader of Highland Capital since 2003. Mr. Borud has over 15 years of investment experience and has a BS from Indiana University.

[Remainder of this page intentionally left blank]

The biographical information on page 68 of the Prospectus, regarding OppenheimerFunds, Inc. for the Main Street Core Portfolio, is deleted and replaced with the following:

MAIN STREET CORE PORTFOLIO

Manind Govil, CFA (Since 2009)	Senior vice president, Main Street team leader and a portfolio manager of Oppenheimer since 2009. Mr. Govil is also a portfolio manager of other portfolios in the OppenheimerFunds complex. From 2006 to 2009, he was a portfolio manager with RS Investment Management Co. LLC. From 2005 to 2006, he served as the head of equity investments at The Guardian Life Insurance Company of America when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. At Mercantile Capital Advisors, Inc., Mr. Govil served as lead portfolio manager for the large cap blend/core equity team, co-head of the equities team and head of the equity research team from 2001 to 2005, and was lead portfolio manager for the core equity team from 1996 to 2005. He has over 16 years of investment experience and Bachelor of Commerce from the University of Bombay, India and an MBA from the University of Cincinnati.

Benjamin Ram (Since 2009)	Vice president and portfolio manager of Oppenheimer since 2009. Mr. Ram is also a portfolio manager of other portfolios in the OppenheimerFunds complex. From 2006 to 2009, he was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC. From January 2006 to October 2006, he served as portfolio manager for mid cap strategies, sector manager financials at The Guardian Life Insurance Company of America when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC. At Mercantile Capital Advisors, Inc., Mr. Ram was a financial analyst from 2003 to 2005 and a co-portfolio manager from 2005 to 2006. He has over 12 years of investment experience and a BA from the University of Maryland and an MBA from Johns Hopkins University.

The Portfolio holdings information section, on the back cover of the Prospectus, is amended to add the following:

The adviser reserves the right to post holdings for any portfolio more frequently than monthly, but may resume posting monthly at its discretion.

[Remainder of this page intentionally left blank]

SUPPLEMENT DATED JUNE 30, 2009 TO THE
PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2009
This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2009 (“SAI”) and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information.
ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS
In the High Yield Bond Portfolio section, on page 2 of the SAI, the first paragraph is deleted and replaced with the following:
     The Portfolio invests primarily in fixed-income securities (including corporate debt securities) rated Ba or lower by Moody’s, or BB or lower by S&P, or if unrated, are of comparable quality as determined by the Manager. For more information on the risks of such securities, see the “Description of Fixed Income/ Debt Instrument Ratings” in Appendix A and the discussion under “High Yield Bonds.” In addition to the investment policies and techniques described in the Prospectus, the Portfolio may also invest in: U.S. government securities (including securities of U.S. agencies and instrumentalities); senior loans; bank obligations; loan participations and assignments; commercial paper; mortgage-related securities; asset-backed securities; variable and floating rate debt securities; firm commitment agreements; when-issued securities; convertible securities; ADRs; rights; repurchase agreements; reverse repurchase agreements; debt securities of foreign issuers denominated in foreign currencies, foreign government and international agencies, including emerging market countries and foreign branches of U.S. banks; dividend-paying common stocks (including up to 10% of the market value of the Portfolio’s assets in warrants to purchase common stocks) that are considered by the manager to be consistent with the investment objective of current income; and higher quality corporate bonds. The Portfolio may also invest in warrants; however, not more than 10% of the market value of its assets may be invested in warrants other than warrants acquired in units or attached to other securities.
In the Short Duration Bond Portfolio section, on page 4 of the SAI, the following is added:
     The Portfolio may also invest in foreign securities guaranteed by a foreign government.
INFORMATION ABOUT THE PORTFOLIO MANAGERS
In the Portfolio Management Firms section, on page 67 of the SAI, the following is added at the end of the Highland Capital Management, L.P. subsection:
     The Manager of the Floating Rate Loan Portfolio is expected to change during the third quarter of 2009 from Highland Capital Management, L.P. (Highland Capital) to Highland Funds Asset Management, L.P. (Highland). Highland is an affiliate of Highland Capital and is controlled by James Dondero and Mark Okada by virtue of their respective share ownership and its general partner, Strand Advisors XVI, Inc., of which Mr. Dondero is the sole stockholder. Highland will manage leveraged loans, high yield bonds, equities and other assets for investment companies and other pooled investment vehicles.
     The SAI discusses various items related to Highland Capital, including portfolio manager compensation, conflicts of interest and proxy voting. Highland will be subject to substantially similar policies as those presented therein for Highland Capital.
In the Other Accounts Managed section, beginning on page 87 of the SAI, the information in the Asset Based Fees table regarding Marc R. Reinganum, Mark Zavanelli and Wentong Alex Zhou with respect to the Main Street Core Portfolio is deleted and the following information is added:

	ASSET BASED FEES as of May 31, 2009

	Registered Investment		Other Pooled Investment
	Companies		Vehicles		Other Accounts

Portfolio and	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Managers	Accounts	In the Accounts	Accounts	In the Accounts	Accounts	In the Accounts

Main Street Core
Manind Govil	9	$ 9,363,230,000	1	$ 26,880,000	1	$ 260,540,000
Benjamin Ram	6	$ 7,498,970,000	1	$ 26,880,000	None	N/A

Form No.	15-29270-00
PSFSAI609
85-29271-00